UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PQ GROUP HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Valleybrooke Corporate Center 300 Lindenwood Drive Malvern, Pennsylvania 19355-1740

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 2, 2019

April 19, 2019

Dear Stockholder:

On or about March 26, 2019, PQ Group Holdings Inc. (“we,” “our,” “PQ” and the “Company”) filed and mailed to stockholders a proxy statement describing the matters to be voted upon at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 2, 2019. This Supplement, which describes recent changes in the slate of nominees for election as Class II directors, updates the proxy statement and should be read in conjunction with it. Except as described in this Supplement, the information previously provided in the proxy statement continues to apply and should be considered in voting your shares.

This Supplement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

This Supplement is being mailed to stockholders on or about April 19, 2019. We are also providing a revised proxy card to enable stockholders to vote on the revised slate of nominees for election as Class II directors. If you sign and return the revised proxy card, it will revoke and replace any previous proxy you have submitted.

As set forth in the proxy statement, we have made our proxy materials available over the Internet at www.proxyvote.com.

The time and place of the Annual Meeting have not changed. The Annual Meeting will be held at PQ’s offices at Valleybrooke Corporate Center, 300 Lindenwood Drive, Malvern, Pennsylvania 19355 on Thursday, May 2, 2019 at 10:00 a.m. (Eastern Time).

CHANGE IN CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION AS CLASS II DIRECTORS AT THE ANNUAL MEETING

The Company’s board of directors (the “Board”) has approved a revised slate of nominees for election as Class II directors at the Annual Meeting.

PQ has a classified Board currently consisting of four directors with terms expiring in 2019 (Class II), three directors with terms expiring in 2020 (Class III), and four directors with terms expiring in 2021 (Class I). At each annual meeting of stockholders, directors in one class are elected for a full term of three years to succeed those directors whose terms are expiring. Robert Coxon, Mark McFadden, Kimberly Ross and Robert Toth are the Class II directors whose terms expire at the Annual Meeting.

Our Board has nominated, and stockholders are being asked to elect, Kimberly Ross, Mark McFadden, Robert Coxon and Christopher Behrens for three-year terms expiring at our 2022 annual meeting of stockholders. If elected, the nominees will each hold office until our 2022 annual meeting of stockholders and a successor is duly elected and qualified or until earlier death, resignation, or removal. Robert Toth’s nomination to stand for election as a Class II director at the Annual Meeting has been withdrawn by the Board.

Each of the above nominees has indicated his or her willingness to serve, if elected. However, as set forth in the proxy statement, if a nominee should be unable to serve, the shares represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that any of the above-nominated persons will not serve his or her term as a director.

SUPPLEMENT TO 2019 PROXY STATEMENT	1

The Board recommends a vote FOR the election of Ms. Ross and Messrs. McFadden, Coxon and Behrens.

Biographical material and share ownership information with respect to Ms. Ross and Messrs. McFadden and Coxon is set forth in the proxy statement under the captions “Board of Directors—Proposal 1 Election of Directors” and “Stockholder Information—Stock Ownership.”

Christopher Behrens, age 58, is a Managing Director of CCMP Capital Advisors, LP (“CCMP”) and a member of the firm’s Investment Committee. Mr. Behrens has extensive experience investing in a number of industries including the energy, industrial and distribution sectors. Prior to joining CCMP upon its formation in August 2006, Mr. Behrens was with J.P. Morgan Partners, LLC and its predecessors from 1988 until 2006. Prior to that, he was in the Investment Banking group of The Chase Manhattan Corporation. Mr. Behrens previously served as a member of the board of directors of Chaparral Energy, Inc. from 2010 until 2017 and as a member of our Board from 2014 until 2017. Our Board has nominated Mr. Behrens as a result of his past service on our Board and his extensive experience in the energy, industrial and distribution sectors.

Mr. Behrens does not beneficially own any shares of the Company’s common stock.

VOTING; REVOCABILITY OF PROXIES

We are providing a revised proxy card to enable stockholders to vote on the revised slate of nominees for election as Class II directors at the Annual Meeting. The revised proxy card differs from the original proxy card previously provided to stockholders in that it replaces Robert Toth with Christopher Behrens as a nominee for election as a Class II director under Proposal 1.

If you have already voted by proxy, your vote will remain in effect, except that votes will not be cast for Mr. Toth because he is no longer being nominated by the Board and votes will not be cast for Mr. Behrens because he is not listed as a nominee under Proposal 1 on the original proxy card.

In order to vote for Mr. Behrens as a Class II director nominee in Proposal 1, you must select one of the following four voting methods:

•

In Person. You may vote in person at the Annual Meeting by requesting a ballot from an usher. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the broker, bank or other nominee that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the broker, bank or other nominee that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•

Online. You may vote by proxy by visiting www.proxyvote.com and entering the control number found on your revised proxy card. The availability of online voting may depend on the voting procedures of the broker, bank or other nominee that holds your shares.

•

Phone. You may vote by proxy by calling the toll free number found on your revised proxy card. The availability of phone voting may depend on the voting procedures of the broker, bank or other nominee that holds your shares.

2	SUPPLEMENT TO 2019 PROXY STATEMENT

•	Mail. You may vote by proxy by filing out your revised proxy card and returning it in the envelope provided.

Stockholders may revoke any previously delivered voting proxy at any time before the taking of the vote at the Annual Meeting. Please refer to the information under the question heading “Can I change my vote or revoke my proxy?” in the proxy statement for additional information.

OTHER MATTERS

Other than as set forth above, no items presented in the proxy statement are affected by this Supplement, and you should carefully review the proxy statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the proxy statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed revised proxy card to vote the shares they represent in accordance with their best judgment on each of such matters.

By Order of the Board of Directors,

Joseph S. Koscinski

Secretary

Malvern, Pennsylvania

April 19, 2019

SUPPLEMENT TO 2019 PROXY STATEMENT	3

PQ GROUP HOLDINGS INC.
VALLEYBROOKE CORPORATE CENTER
300 LINDENWOOD DRIVE
MALVERN, PENNSYLVANIA 19355-1740

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 1, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 1, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E78611-P17943 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PQ GROUP HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1a. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Coxon
02) Mark McFadden
03) Kimberly Ross

The Board of Directors recommends you vote FOR the following:

	For	Withhold
1b. Christopher Behrens	☐	☐

The Board of Directors recommends you vote FOR the following Proposals 2 and 3:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation paid by PQ to its named executive officers.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as PQ's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CARD HAS BEEN REVISED TO REFLECT THE NEW SLATE OF DIRECTOR NOMINEES APPROVED BY THE BOARD OF DIRECTORS.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Supplement to Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E78612-P17943 PQ GROUP HOLDINGS INC. Annual Meeting of Stockholders May 2, 2019 10 a.m. EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints JOSEPH S. KOSCINSKI and WILLIAM J. SICHKO, JR., and each of them (with full power to act alone), as proxies of the undersigned with all the powers the undersigned would possess if present during the 2019 Annual Meeting, and with full power of substitution in each of them to appear, represent and vote all shares of common stock of PQ Group Holdings Inc. which the undersigned would be entitled to vote at the 2019 Annual Meeting of Stockholders, to be held at Valleybrooke Corporate Center, 300 Lindenwood Drive, Malvern, Pennsylvania 19355 on Thursday, May 2, 2019 at 10 a.m. (EDT), and at any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES, FOR PROPOSAL 2 AND FOR PROPOSAL 3. AS TO ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. The Board of Directors recommends a vote FOR the election of all director nominees, FOR Proposal 2 and FOR Proposal 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE